UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021

Adit EdTech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

(646) 291-6930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ADEX.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	ADEX	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	The New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 29, 2021, Adit EdTech Acquisition Corp., a Delaware corporation (“ADEX”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among ADEX, ADEX Merger Sub, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of ADEX (“Merger Sub”), and Griid Holdco LLC, a Delaware limited liability company (“Griid”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Griid (the “Merger”), the separate limited liability company existence of Merger Sub will cease and Griid, as the surviving company of the merger, will continue its existence under the Limited Liability Company Act of the State of Delaware as a wholly owned subsidiary of ADEX.

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of ADEX and the board of managers of Griid.

Consideration and Structure

At the closing of the Merger (the “Closing”), the limited liability company membership interests of Merger Sub will be converted into an equivalent limited liability company membership interest in Griid and each limited liability company membership unit of Griid that is issued and outstanding immediately prior to the effective time of the merger will automatically be converted into and become the right to receive such unit’s proportionate share, as determined in accordance with the Merger Agreement, of 308,100,000 shares of ADEX common stock, par value $0.0001 per share (“Common Stock”).

Representations, Warranties and Covenants

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Griid, ADEX and their respective subsidiaries during the period between execution of the Merger Agreement and Closing, and restrictions on Griid’s and ADEX’s ability to solicit or enter into agreements with respect to any alternative transactions to the Merger. The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at Closing, except for those covenants and agreements that, by their terms, contemplate performance after Closing. Each of the parties to the Merger Agreement has agreed to use its commercially reasonable efforts to take or cause to be taken all actions and things reasonably necessary or advisable to consummate and make effective, as promptly as reasonably practicable, the transactions contemplated by the Merger Agreement.

Conditions to Closing

Under the Merger Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and transactions contemplated thereby by requisite vote of ADEX’s stockholders (the “ADEX Stockholder Approval”); (ii) the approval of the Merger Agreement and transactions contemplated thereby by the written consent of Griid members that hold at least the requisite number of issued and outstanding units of Griid (the “Griid Written Consent”); (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the absence of any law or order prohibiting the transactions contemplated by the Merger Agreement; (v) in the case of Griid, the absence of an Acquiror Material Adverse Effect or Acquiror Impairment Effect (each, as defined in the Merger Agreement), and in the case of ADEX, the absence of a Company Material Adverse Effect or Company Impairment Effect (each, as defined in the Merger Agreement) since the date of the Merger Agreement that, in the case of an Acquiror Impairment Effect or Company Impairment Effect, is continuing; (vi) after giving effect to the transactions contemplated by the Merger Agreement, ADEX has net tangible assets of at least $5,000,001 upon consummation of the Merger; (vii) ADEX’s listing application with the New York Stock Exchange (“NYSE”) in connection with the Merger has been approved and, immediately following the effective time of the Merger, ADEX will satisfy any applicable initial and continuing listing requirements of NYSE, and ADEX has not received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the effective time, and the shares of Common Stock have been approved for listing on NYSE; (viii) the accuracy of the other party’s representations and warranties in the Merger Agreement, subject to customary materiality and material adverse effect standards; (ix) the other party’s compliance in all material respects with its covenants set forth in the Merger Agreement; and (x) the S-4 Registration Statement (as defined below) has become effective, no stop order has been issued by the U.S. Securities and Exchange Commission (the “SEC”) and remains in effect with respect to the S-4 Registration Statement, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.

Termination

The Merger Agreement includes a remedy of specific performance for the parties. The Merger Agreement may be terminated under certain customary circumstances at any time prior to the Closing, including, (i) by mutual written consent of ADEX and Griid, or (ii) by ADEX or Griid, if (a) the Closing has not occurred by May 29, 2022 (subject to extension for 60 days or 90 days in certain circumstances), (b) the other party has breached any of its representations, warranties, covenants or agreements in the Merger Agreement and such breach has caused the failure of the closing condition related to the accuracy of such other party’s representations and warranties or such other party’s compliance with its covenants (subject to a cure period), (c) any governmental entity has issued a final, non-appealable order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Merger Agreement, (d) ADEX’s stockholder meeting to vote on the Merger has been held and the ADEX Stockholder Approval has not been obtained or (e) the Griid Written Consent has not been obtained in the time period set forth in the Merger Agreement.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Merger Agreement).

Other Agreements

The Merger Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Voting Agreement

In connection with the execution of the Merger Agreement, ADEX entered into a Voting Agreement with a Griid member (the “Voting Agreement”) covering approximately 64.0% of Griid’s membership units. The Voting Agreement requires, among other things, that the member party thereto vote all of its membership units of Griid in favor of, or execute written consents to approve, upon effectiveness of the S-4 Registration Statement, the Merger and the other transactions contemplated by the Merger Agreement and against alternative transactions.

Investor Rights Agreement

In connection with the Closing, ADEX, the initial stockholders of ADEX and certain Griid members will enter into an investor rights agreement (the “Investor Rights Agreement”) to provide for certain registration rights related to their Common Stock and private warrants of ADEX. ADEX has agreed to, among other things, file within 30 days of Closing a resale shelf registration statement covering the resale of all securities registrable under the Investor Rights Agreement.

Copies of the Merger Agreement, the Voting Agreement and the form of Investor Rights Agreement are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1 and 10.2 respectively and are incorporated herein by reference, and the foregoing descriptions of such agreements and the Merger do not purport to be complete and are qualified in their entirety by reference thereto.

The Merger Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement and neither the copy of the Merger Agreement filed as an exhibit to this Current Report nor the description of the Merger Agreement above is intended to modify or supplement any factual disclosures about ADEX in its public reports filed with the SEC. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification.

Item 7.01	Regulation FD Disclosure.

On November 30, 2021, ADEX issued a press release announcing that on November 29, 2021, it executed the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by ADEX in connection with the Merger.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Merger and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between ADEX and Griid. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Griid, the combined company or ADEX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. ADEX intends to file a Registration Statement on Form S-4 (the “S-4 Registration Statement”) containing a proxy statement/prospectus with the SEC. The proxy statement/prospectus will be sent to all ADEX stockholders. ADEX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of ADEX are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ADEX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Griid, ADEX and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ADEX’s directors and executive officers is available in ADEX’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on April 15, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would” or by variations of such words or by similar expressions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ADEX’s securities, (ii) the risk that the transaction may not be completed by ADEX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ADEX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of ADEX and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Griid’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Griid and potential difficulties in Griid employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against Griid or against ADEX related to the Merger Agreement or the proposed transaction, (ix) the ability to maintain the listing of ADEX’s securities on a national securities exchange, (x) the price of ADEX’s securities, which may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which ADEX plans to operate or Griid operates, variations in operating performance across competitors, changes in laws and regulations affecting ADEX’s or Griid’s business, and changes in the combined capital structure, (xi) Griid’s inability to implement its business plan or meet or exceed its financial projections, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of ADEX’s Annual Report on Form 10-K for the year ended December 31, 2020, and other filings made with the SEC and that are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Griid, ADEX or their respective businesses or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Current Report on Form 8-K. These forward looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, neither Griid nor ADEX undertakes any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 29, 2021, by and among Adit EdTech Acquisition Corp., ADEX Merger Sub, LLC and Griid Holdco LLC

10.1	Voting Agreement

10.2	Form of Investor Rights Agreement

99.1	Press Release, dated November 30, 2021

99.2	Investor Presentation, November 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adit EdTech Acquisition Corp.

By:	/s/ John D’Agostino
Name:	John D’Agostino
Title:	Chief Financial Officer

Dated: November 30, 2021